                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Envoy i-Con, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG LLP

Portland, Oregon

August 24, 2000